Exhibit 99.2

MyBank.com INVESTOR PRESENTATION Third Quarter 2026

Forward looking statements This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements do not represent historical facts, but are statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives . These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions . Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true . The beliefs, plans and objectives on which forward - looking statements are based involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward - looking statements . For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled "Risk Factors . Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties . Actual results could be materially different from management’s expectations . This presentation should be read in conjunction with our Annual Report on Form 10 - K, for the year ended December 31 , 2025 , including the sections of the report entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www . sec . gov or at our website at www . mybank . com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise . 2

Table of Contents I. II. III. Corporate Overview Financial Performance Appendices Pg. 4 Pg. 10 Pg. 23

Our Mission To enrich the lives of our associates, customers, communities and shareholders through uncommon commitment to service and customized financial solutions. Corporate Overview Founded: 1900 Headquarters: Oakland, MD Locations: 23 branches Business Lines: ▪ Commercial & Retail Banking ▪ Trust Services ▪ Wealth Management Ticker: FUNC (Nasdaq) Website: www.MyBank.com Overview Morgantown, WV භ West Virginia Maryland • Pittsburgh, PA • Washington, DC • Baltimore, MD • Harrisburg, PA Winchester, VA භ Star denotes Oakland, Maryland Headquarters 4

Rooted in Community. Built on Trust.

November 11, 1900

1900



In November 1900, First United is established as First National Bank of Oakland with a location on Main Street.

1935 First National Bank of Oakland purchased Farmers Bank of Oakland.

1960 First National Bank of Oakland purchased First National Bank of Friendsville.

1963 Bank By Boat - the Lake Community Office opened, was called America's First Banking by Boat Office.

1988 Merger with First National Bank of Piedmont, marking first expansion into West Virginia.

1993 Acquisition of Myersville Bank continued our expansion into eastern market.

2004 First Morgantown area office opened in Sabraton.

2008 Enhanced digital customer solutions, offering online account opening.

2011 First United Trust & Investments department celebrates it's 50th year.

2016 Carissa Rodeheaver is named Chairman of the Board, Chief Executive Officer and President.

2020 Honored by 2020 Women on Boards for Female Board Representation.

2025 Celebrated 125th anniversary and opened WestRidge, WV and Boonsboro, MD offices.

January 1, 2026

Rush Named CEO & President



January 1, 2026, Jason B. Rush is promoted to Chief Executive Officer and President.

Note: Out of market loans representing $207 million are not reflected in this table (1) Source: FDIC Market Share Data, most current. Deposit market share for each region includes the following counties: West : Monongalia, WV Central: Garrett, MD; Allegany, MD; Mineral, WV East: Washington, MD; Frederick, MD; Berkeley, WV Core Markets 6 West Region Loans (000s) : $368,352 Deposits (000s) : $165,247 Deposit Market Share (1) (at 6/30/2026) : 3% Branches: 3 Central Region Loans (000s) : $433,710 Deposits (000s) : $810,663 Deposit Market Share (1) (at 6/30/2026) : 47% Branches: 9 East Region Loans (000s) : $595,121 Deposits (000s) : $551,071 Deposit Market Share (1) (at 6/30/2026) : 5% Branches: 11

7 Core Strengths ▪ Diversified revenue stream driven by trust and brokerage fee income supplements margin Diversified Revenue Stream ▪ Stable legacy markets produce steady low - cost funding ▪ Technology and business relationships drive growth ▪ Opportunities in growth markets Core Deposit Franchise ▪ Diverse and experienced Board with skills to oversee risks, strategic initiatives and governance best practices ▪ Ongoing Board and management succession strategy Engaged & Diverse Leadership ▪ Well - established operational infrastructure will support future growth ▪ Expense management focus, hybrid work environment and technology drive cost savings Expense Structure ▪ Strong underwriting guidelines and risk management framework ▪ Focus on risk mitigation, loan concentration management and information security ▪ Pristine asset quality and clean balance sheet Robust Enterprise Risk Management ▪ Innovative, dynamic approach to attract and retain clients through customized solutions ▪ Investment in FinTech funds provides early exposure to new technology ▪ Disciplined introduction of AI technology to drive efficiencies Forward - Thinking Approach ▪ Regulatory capital ratios significantly above regulatory requirements ▪ High balance sheet liquidity allowing for flexibility Financial Strength ▪ Supporting local causes with financial education, consultation and robust products and services ▪ Knowledgeable associates committed to helping clients & the communities we serve Culture of Engagement

Shareholder Value 8 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 172.84% 29.97% 63.83% FUNC S&P US Small Cap Banks 2026 Proxy Peers 5 Year Total Shareholder Return $0.60 $0.78 $0.82 $0.92 $1.06 2022 2023 2024 2025 2026 Dividends (per share, paid during year)

9 ??????? ▪ Explore opportunities and strategies to expand both net - interest income and non - interest income through non - traditional lines of business and digital product and service offerings ▪ Improve brand awareness and market share in growth markets. ▪ Foster customized relationship banking approach to deliver enhanced value to customer relationships. ▪ Optimize balance sheet mix to maximize profitability. ▪ Utilize data to expand share of wallet with existing relationships and to refine prospecting for new relationships ▪ Improve efficiency by utilizing new and existing technology, leveraging data, artificial intelligence, and digital alternatives. ▪ Allocate resources to optimize geographic presence. ▪ Cultivate relationships for potential future bank and wealth expansion. Culture & Human Capital Profitable Growth Resource Optimization ▪ Attract, hire and retain passionate, diverse talent to engage with clients and prospects across broader geographics. ▪ Expand associate engagement , cross - functional collaboration , and communication . ▪ Reinforce a values - based sales and training philosophy to drive strategic sales growth . ▪ Enhance succession plan through hands - on leadership opportunities, fostering forward - thinking strategies that encourage innovation and long - term personal growth. Effective use of technology, marketing and communications, and environmental focus underlies all strategic priorities.

10 $ 7.2 Million Net Income (1) $1.11 Diluted EPS (1) 1.38% * ROAA (1) 13.91% * ROATCE (1) 4.05 % NIM Third Quarter Financial Highlights ▪ Total assets in creased $ 16.0 million compared to June 30, 2026 ▪ Consolidated net income (1) of $ 7.2 million in 3Q26 compared to $ 6.9 million in 3 Q25 and $ 5.7 million in linked quarter; pre - provision net revenue of $11.4 million compared to $9.7 million and $10.4 million , respectively ▪ Net interest income, on a non - GAAP, FTE basis* increased $1.0 million in 3Q26 compared to 2Q26; increasing yield on earning assets and reduced funding costs ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.36% in 3Q26 and 1.31% in the linked quarter ▪ Efficiency ratio of 54.67% (1) for the third quarter of 2026 compared to 56.55% for the linked quarter; Decrease primarily attributable to increased net interest income and stable non - interest income and non - interest expense (1) See Appendix for a reconciliation of these non - GAAP financial measures * 3Q2026 Annualized

11 $21.1 Million Net Income (1) $3.26 Diluted EPS (1) 1.36% * ROAA (1) 14.14% * ROATCE (1) 3.94% NIM Year to Date Financial Highlights ▪ Total assets in creased $10.6 million compared to Dec ember 31, 2025 ▪ Consolidated net income (1) of $21.1 million in 2026 compared to $18.7 million in 2025; pre - provision net revenue of $31.4 million compared to $26.8 million , respectively ▪ Net interest income, on a non - GAAP, FTE basis* increased $6.2 million comparing the nine months ended September 30, 2026 to the same period of 2025; increasing yield on earning assets and reduced funding costs ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.36% in 3Q26 and 1.31% in 2Q26 ▪ Efficiency ratio of 56.51% (1) for the first nine months of 2026 compared to 58.73% for the first nine months of 2025. Decrease primarily attributable to increased net interest income, stable non - interest income and non - interest expense (1) See Appendix for a reconciliation of these non - GAAP financial measures * 3Q2026 Annualized

Solid Profitability Pre - Provision Net Revenue ($ in millions) (1) $32.5 $25.9 $30.7 $37.0 $31.4 2022 2023 2024 2025 3Q2026 (1) See Appendix for a reconciliation of these non - GAAP financial measures $3.76 $2.80 $3.21 $3.99 $3.26 2022 2023 2024 2025 3Q2026 Diluted Earnings per Share (1) 12 1.39% 0.97% 1.08% 1.28% 1.36% 2022 2023 2024 2025 3Q2026 Core ROAA (non - GAAP (1) ) Long - term Strategic Target 1.25% - 1.60% 19.94% 12.92% 13.35% 14.25% 14.14% 2022 2023 2024 2025 3Q2026 Core ROATCE (non - GAAP (1) ) Long - term Strategic Target 13% - 15%

Total 1 - 4 Family 34% CRE - NOO 21% C&I 18% CRE - OO 13% C&D 7% Consumer 4% Multi - family 3% Loan Diversification Loan Portfolio Mix (9/30/2026) RE/Rental/Leasing NOO 25% RE/Rental/ Leasing OO, C&I 17% All Other 17% Accommodations 12% Services 4% RE/Rental/Leasing Multifamily 5% Trade 4% Construction - Developers 5% Health Care / Social Assistance 4% RE/Rental/Leasing - Developers 3% Construction - All Other 4% Commercial Loan Mix (9/30/2026) 13

ALL / ACL Trends (Net Charge - Offs)/Average Loans Nonaccrual Loans / Total Loans NPAs / Total Assets 0.27% 0.28% 0.33% 0.28% 0.20% 2022 2023 2024 2025 3Q2026 0.46% 0.48% 0.59% 0.41% 0.31% 2022 2023 2024 2025 3Q2026 1.14% 1.24% 1.23% 1.28% 1.36% 2022 2023 2024 2025 3Q2026 --- - 0.06% - 0.07% - 0.16% - 0.07% - 0.04% 2022 2023 2024 2025 3Q2026 Credit Quality 14

15 Investment Portfolio Duration Book Yield Portfolio % Par (000s) Sector 5.12 2.29% 26% 73,388 Treasury/Agency 5.48 3.06 2.84% 5.11% 18% 2% 49,968 5,153 Fixed MBS Floating MBS 6.30 2.31% 26% 72,631 CMO 7.32 4.57% 6% 15,475 Municipal 0.42 5.82% 0% 1,000 Corporate 6.78 2.16% 22% 62,662 Other 5.90 2.56% 100.0 $280,277 TOTAL Ratings: 100% of municipal holdings are rated A or better* $28 0.3 Million Thereafter 2030 2029 2028 2027 2026 Year $152,082 $23,017 $20,075 $21,583 $35,681 $5,709 Annual Cashflow ($000’s) Base Case Portfolio Total Cashflow Treasury/ Agency CMO Fixed MBS Other Municipal Corporate The Other category above of $63.0 million includes agency backed multi - family, commercial mortgage - backed securities. Trust Preferred securities are not included in total above. Floating MBS

Deposits 16 32% 28% 27% 26% 25% 23% 23% 25% 23% 26% 36% 37% 39% 39% 42% 8% 10% 9% 9% 8% 0% 2% 0% 3% 0% 2022 2023 2024 2025 3Q2026 NIB Demand IB Demand MMA & Savings CDs - Retail CDs - Brokered $1.575 $1.571 $1.788 $1.551 $1.735 Deposit Composition ($ in billions as of 9/30/2026) 81% 91% 94% 88% 90% Loan to Deposit Ratio 2022 2023 2024 2025 3 Q 2026 Deposit levels relatively flat due to fierce competition for deposits and recent inflationary spending by consumers, businesses and municipalities. % Balance Deposit Type 77% $1,374,119.556 Insured Deposits 17% $ 312,033,777 Uninsured – Uncollateralized Deposits 6% $ 101,575,412 Uninsured - Collateralized Deposits % Balance (MMs) Deposit Type 45% $808,225,363 Retail Deposits 55% $979,503,371 Business Deposits

Net Interest Margin 17 (1) See Appendix for a reconciliation of these non - GAAP financial measures 3.85% 4.63% 5.17% 5.43% 5.45% 5.49% 5.52% 0.44% 1.92% 2.51% 2.42% 2.22% 2.25% 2.23% 3.56% 3.26% 3.38% 3.67% 3.83% 3.89% 3.94% 0.21% 1.16% 1.68% 1.66% 1.53% 1.58% 1.56% 0.1% 1.1% 2.1% 3.1% 4.1% 5.1% 2022 2023 2024 2025 1Q2026 2Q2026 3Q2026 Yield on Earning Assets Cost of Interest-bearing Liabilities Net Interest Margin Cost of Deposits

Diversified Fee Income 18 (1) See Appendix for a reconciliation of these non - GAAP financial measures Composition 56% Trust and Brokerage 14% Service Charges 1% Net Gain on Loan Sales 19% Debit Card Income 8% Bank - owned Life Insurance 2% Other Noninterest Income Non - Interest Income Mix 2026 Trust & Brokerage Assets Under Management (MMs) ▪ First United’s non - interest income (1) comprised 22% of operating revenue as of September 30, 2026 ▪ Fee - based business provides stable growth, and a diversified revenue stream not directly tied to interest rates, as well as opportunities to build client relationships ▪ First United’s diverse array of products provides opportunities to fully engage with customers and produce stable increases to earnings $1,359 $1,532 $1,677 $1,840 $1,934 2022 2023 2024 2025 3Q2026

Capital Management 19 CET1 Ratio Leverage Ratio Tier 1 Ratio Total Risk - Based Capital Ratio Regulatory Well - Capitalized 10% 5% 8% 6.5% 15.06% 14.42% 14.70% 15.36% 15.34% 2022 2023 2024 2025 3Q2026 16.12% 15.64% 15.92% 16.61% 16.60% 2022 2023 2024 2025 3Q2026 11.46% 11.30% 11.88% 12.21% 12.83% 2022 2023 2024 2025 3Q2026 12.96% 12.44% 12.79% 13.52% 13.59% 2022 2023 2024 2025 3Q2026 Strong capital levels allowing for continued growth.

Capital and Liquidity Overview 20 $20.90 $22.56 $25.89 $29.57 $31.41 2022 2023 2024 2025 3Q2026 Tangible Book Value / Share 7.59% 7.91% 8.54% 9.26% 9.72% 2022 2023 2024 2025 3Q2026 TCE Ratio Net Availability ($ in thousands) Amount Used ($ in thousands) Amount Available ($ in thousands) Liquidity Sources (9/30/2026) Internal Sources $52,274 $52,274 Excess Cash $23,770 $23,770 Unpledged Securities (BV) External Sources $51,406 $10,000 $61,406 Federal Reserve (Discount Window) $140,000 $348,178 $5,859 $140,000 $354,037 Correspondent Unsecured Lines of Credit FHLB $615,628 $15,859 $631,487 Total Funding Sources

Operational Efficiency

Efficiency Ratio[(1)]

Strategic Target 53% - 58%


65.1%
61.3%
58.2%
56.4%
56.5%
2022
2023
2024
2025
3Q2026

Decrease for the first nine months of 2026 due to increased net interest income and stable non-interest income and non-interest expense.

Key Drivers:

- ProfitStar forecasting model
- Automated loan booking
- Project management enhancements
- Evaluation of core banking technology
- Proactive contract negotiations
- Vendor consolidation

Technology Enhancements

- Commercial and consumer loan software
- Re-imaged consumer mobile banking
- Process automation
- Additional customer payment rails

Artificial Intelligence

- Check fraud prevention solution
- Customer service chatbot & voicebot
- Agentic AI transformation program

FinTech Investments

- Identity and access management
- FinTech funds

(1) See Appendix for a reconciliation of these non-GAAP financial measures

21

Strategic Targets Long Term Strategic Target Range (*) Non - GAAP 12/31/2025 Actual 12/31/2025 Non - GAAP 12/31/2024 Actual 12/31/2024 Metric 8% - 12% 27% 20% 15% 41% EPS Growth (YoY) Strong Shareholder Return 22% - 27% 24% 24% 27.0% 27.0% Dividend Payout Ratio 1.25% - 1.45% 1.28% 1.21% 1.08% 1.06% ROAA 13% - 15% 14.25% 13.52% 13.35% 13.08% ROATCE 8% - 10% 9.26% 9.26% 8.54% 8.54% TCE Ratio 8% - 10% 11% 11% 12% 12% Revenue Growth (YoY) High Quality, Diversified Revenue Stream 23% - 25% 23.2% 23.2% 24.8% 24.8% Non - Int Inc / Revenue 3.5% - 3.8% 3.67% 3.67% 3.38% 3.38% N IM 7% - 9% 2.8% 2.8% 5.3% 5.3% % Loan Growth Balance Sheet Growth 75% - 80% 73% 73% 75% 75% Loans / Assets 90% - 95% 88% 88% 94% 94% Loans / Deposits 55% - 60% 58.19% 58.19% 61.31% 61.31% Efficiency Ratio (adjusted for non - core items) Highly Efficient Operations 0.50% - 1.00% 0.28% 0.28% 0.33% 0.33% NPLs / Loans Robust Risk Enterprise Management 0.10% - 0.50% - .07% - .07% - 0.16% - 0.16% Net Charge Offs / Avg. Total Loans (*) Targets reviewed on an annual basis Revised July 2026 (1) See Appendix for a reconciliation of these non - GAAP financial measures 22

I. II. III. IV. Management Team Board of Directors Community Engagement Non - GAAP Reconciliation Pg. 24 Pg. 25 Pg. 26 Pg. 28 Appendices

Tonya K. Sturm EVP & Chief Financial Officer, Corp. Secretary & Treasurer 35+ years of banking, audit, credit, retail, risk and compliance and financial and operational experience R.L. Fisher EVP & Chief Banking Officer 25+years with in - depth industry, retail, commercial and mortgage banking experience Keith R. Sanders EVP & Chief Wealth Officer 30+ years specializing in wealth management, estate planning, trust administration and financial planning Our leadership team reflects the diversity of thought from the communities we serve, executes on our strategy and drives shar eho lder returns. Julie W. Peterson EVP & Chief Credit Officer 30+ years with in - depth industry, commercial banking, and credit experience Jason B. Rush Chairman of the Board, President and CEO 30+ years with in - depth industry, retail, risk and compliance, asset/liability management and operations experience Anthony “AJ” Tasker SVP & Chief Operating Officer 10+ years of banking, information technology, and operational experience Management Team 24

Board of Directors



Jason B. Rush
Chairman of the Board, President and CEO
First United Corporation and First United Bank & Trust



Brian Boal
Lead Independent Director,
Nomination & Governance Chair
Boal & Associates, PC



John F. Barr
Independent Director
Chairman of the Board,
Ellsworth Electric, Inc.



Sanu Chadha
Independent Director
Managing Partner,
M&S Consulting



Christy DiPietro
Independent Director,
Audit Chair
Chartered Financial Analyst,
Hidden Cove Advisory



Kevin Hessler
Independent Director,
Principal, LSWG, Inc.



Patricia Milon
Independent Director
Principal,
Milford Advisory Group, LLC



Beth E. Moran
Independent Director,
The Law Offices of Beth E. Moran



I. Robert Rudy
Independent Director
Retired



H. Andrew Walls, III
Independent Director
President, MPB Print & Sign Superstore
Member, MEGBA, LLC

First United's Board of Directors represents individuals with varied backgrounds and viewpoints, contributing to its well-rounded leadership and governance.

25

26 A proud community partner dedicated to Strengthening the places we call home. Commitment to Comm nity At First United Bank & Trust, our commitment extends beyond banking. Through financial education, volunteerism, charitable giving, and local partnerships, we invest in programs and initiatives that help individuals, families, businesses, and neighborhoods thrive. These initiatives reflect our dedication to creating opportunities for economic growth, financial well - being, and community succ ess. Education & Prosperous Future • Finture® Financial Education program • Student and youth development programs • Scholarship and educational initiatives • Workforce development partnerships • Career and technical education support • Mentorship and youth engagement programs Healthy Family & Safe, Affordable Housing • First United Community Dreams Foundation • FHLBank Atlanta Community Partners Program • Homeownership & Financial Literacy Education • Nonprofit Housing & Family Support Partnerships • Veteran & Underserved Population Housing Initiatives Vibrant & Equitable Neighborhoods & Businesses • Commercial banking relationships & Small business lending and advisory services • Community & economic development investments • Chamber of Commerce partnerships • Arts and cultural sponsorships • Downtown revitalization efforts • Entrepreneur and startup support programs

Recognition That Demonstrates Our Strength & Purpose Recognition is an important part of who we are. By celebrating accomplishments, milestones, and exceptional service, First United Bank & Trust reinforces a workplace culture where associates feel valued, supported, and empowered to make a lasting impact. Award - Winning Commitment to Empowering Women and Building Diverse Leadership A Trusted Leader in Banking, Business, and Community Impact

Non-GAAP Reconciliation

This presentation includes certain non-GAAP financial measures, including pre-provision net revenue, net income, earnings per share (basic and diluted), return on average assets, return on average tangible common equity, tangible common equity, tangible assets, the ratio of tangible common equity to tangible assets, tangible book value per share, net interest margin, and efficiency ratio. These non-GAAP financial measures and any other non-GAAP financial measures that are discussed in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. The following is a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

($000s, except where otherwise noted)	2022	2023	2024	2025	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	YTD 3Q2026
Pre-Provision Net Revenue ("PPNR")												
Pre-tax income, as reported	$ 33,181	$ 19,476	$ 27,229	$ 32,532	$ 7,698	$ 7,958	$ 9,242	$ 7,634	$ 8,842	$ 7,398	$ 9,476	$ 25,716
Add back: Provision expense	(643)	1,619	2,933	2,743	656	860	510	717	879	781	1,930	3,590
Add back: Securities loss/(gain)	-	4,214	-	(97)	-	-	(97)	-	-	-	-	-
Add back: Branch closure expenses	-	623	562	-	-	-	-	-	-	-	-	-
Add back: OREO Writedown	-	-	-	1,635	-	-	-	1,635	-	-	-	-
Add back: (Gain)/loss on Sale of Star City	-	-	-	228	-	-	-	228	(46)	-	(32)	(78)
Add back: Consulting Fee										2,179	-	2,179
Pre-Provision Net Revenue, as adjusted	**$ 32,538**	**$ 25,932**	**$ 30,724**	**$ 37,041**	**$ 8,354**	**$ 8,818**	**$ 9,655**	**$ 10,214**	**$ 9,675**	**$ 10,358**	**$ 11,374**	**$ 31,407**
Net Income												
Net income, as reported	$ 25,048	$ 15,060	$ 20,568	$ 24,515	$ 5,806	$ 5,984	$ 6,948	$ 5,777	$ 6,663	$ 5,667	$ 7,181	$ 19,511
Less: Preferred stock dividends	-	-	-	-	-	-	-					
Net income, as reported (a)	$ 25,048	$ 15,060	$ 20,568	$ 24,515	$ 5,806	$ 5,984	$ 6,948	$ 5,777	$ 6,663	$ 5,667	$ 7,181	$ 19,511
Add back: Securities loss/(gain)		3,259	-	(73)	-	-	(73)	-	-	-	-	-
Add back: Branch closure expenses		482	425	-	-	-	-	-	-	-	-	-
Add back: OREO Writedown				1,232	-	-	-	1,232	-	-	-	-
Add back: (Gain)/loss on Sale of Star City				172	-	-	-	172	(35)	-	(24)	(59)
Add back: Consulting Fee										1,652	-	1,652
Net income, as adjusted (b)	**$ 25,048**	**$ 18,801**	**$ 20,993**	**$ 25,846**	**$ 5,806**	**$ 5,984**	**$ 6,875**	**$ 7,181**	**$ 6,628**	**$ 7,319**	**$ 7,157**	**$ 21,104**

28

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2022	2023	2024	2025	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	YTD 3Q2026
Weighted Average Common shares - basic (actual) (d)	6,649,740	6,685,676	6,527,077	6,489,581	6,474,368	6,489,245	6,496,122	6,498,587	6,482,525	6,451,403	6,455,242	6,463,057
Weighted Average Common shares - diluted (actual) (e)	6,661,055	6,701,243	6,539,521	6,503,554	6,489,990	6,505,753	6,508,004	6,510,469	6,494,059	6,461,394	6,464,010	6,473,155
Earnings Per Share - Basic												
Earnings Per Share - Basic, as reported (a)/(d)	$ 3.77	$ 2.25	$ 3.15	$ 3.78	$ 0.90	$ 0.92	$ 1.06	$ 0.89	$ 1.03	$ 0.88	$ 1.11	$ 3.02
Add back: Securities loss/(gain)		0.49	-	(0.01)	-	-	(0.01)	-	-	-	-	-
Add back: Branch closure expenses		0.07	0.06	-		-	-	-	-	-	-	-
Add back: OREO Writedown				0.19		-	-	0.19	-	-	-	-
Add back: (Gain)/loss on Sale of Star City				0.03	-	-	-	0.03	(0.01)		(0.00)	(0.01)
Add back: Consulting Fee										0.26	-	0.26
Earnings Per Share - Basic, as adjusted (b)/(d)	**$ 3.77**	**$ 2.81**	**$ 3.21**	**$ 3.99**	**$ 0.90**	**$ 0.92**	**$ 1.05**	**$ 1.11**	**$ 1.02**	**$ 1.13**	**$ 1.11**	**$ 3.27**
Earnings Per Share - Diluted												
Earnings Per Share - Diluted, as reported (a)/(e)	$ 3.76	$ 2.24	$ 3.15	$ 3.77	$ 0.89	$ 0.92	$ 1.07	$ 0.89	$ 1.03	$ 0.87	$ 1.11	$ 3.01
Add back: Securities loss/(gain)		0.49	-	(0.01)	-	-	(0.01)	-	-	-	-	-
Add back: Branch closure expenses		0.07	0.06	-	-	-	-	-	-	-	-	-
Add back: OREO Writedown				0.18	-	-	-	0.18	-	-	-	-
Add back: (Gain)/loss on Sale of Star City				0.03	-	-	-	0.03	(0.01)	-	-	(0.01)
Add back: Consulting Fee										0.26	-	0.26
Earnings Per Share - Diluted, as adjusted (b)/(e)	**$ 3.76**	**$ 2.80**	**$ 3.21**	**$ 3.97**	**$ 0.89**	**$ 0.92**	**$ 1.06**	**$ 1.10**	**$ 1.02**	**$ 1.12**	**$ 1.11**	**$ 3.26**

29

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2022	2023	2024	2025	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	YTD 3Q2026
Return on Average Assets (quarter and YTD annualized)												
Average Assets (c)	$ 1,801,711	$ 1,924,119	$ 1,946,724	$ 2,022,002	$ 1,976,702	$ 1,997,750	$ 2,042,751	$ 2,070,950	$ 2,098,817	$ 2,039,072	$ 2,070,068	$ 2,068,112
Return on Average Assets, as reported (a)/(c)	1.39%	0.78%	1.06%	1.21%	1.19%	1.20%	1.35%	1.11%	1.29%	1.11%	1.38%	1.26%
Add back: Securities loss/(gain)		0.17%	0.00%	(0)	-	-	-0.01%	-	-	-	-	-
Add back: Branch closure expenses		0.02%	0.02%		-	-	-	-	-	-	-	-
Add back: OREO Writedown				0	-	-	-	0.24%	-	-	-	-
Add back: (Gain)/loss on Sale of Star City				0	-	-	-	0.03%	-0.01%	-	0.00%	-0.01%
Add back: Consulting Fee									-	0.32%	-	0.11%
Return on Average Assets, as adjusted (b)/(c)	**1.39%**	**0.97%**	**1.09%**	**1.28%**	**1.19%**	**1.20%**	**1.34%**	**1.38%**	**1.28%**	**1.44%**	**1.38%**	**1.36%**
Return on Average Common Stockholders' Equity												
Return on Average Tangible Common Stockholders' Equity												
Average common stockholders' equity (f)	$ 137,685	$ 155,631	$ 169,189	$ 193,001	$ 183,463	$ 188,572	$ 196,229	$ 203,738	$ 206,907	$ 210,278	$ 215,331	$ 210,839
Average common stockholders' equity, as adjusted	137,685	155,631	169,189	193,001	183,463	188,572	196,229	203,738	206,907	210,278	215,331	210,839
Less: Average goodwill and intangibles	12,043	12,279	11,949	11,620	11,745	11,662	11,580	11,497	11,415	11,331	11,251	11,332
Average tangible common equity (g)	**$ 125,642**	**$ 143,352**	**$ 157,240**	**$ 181,381**	**$ 171,718**	**$ 176,910**	**$ 184,649**	**$ 192,241**	**$ 195,492**	**$ 198,947**	**$ 204,080**	**$ 199,507**
Return on average common stockholders' equity, as reported (a)/(f)	18.19%	9.68%	12.16%	12.70%	12.83%	12.73%	14.05%	11.25%	13.06%	10.69%	13.23%	12.37%
Add back: Securities loss/(gain)	0.00%	2.10%	0.00%	(0)	-	-	-0.15%	-	-	-	-	-
Add back: Branch closure expenses		0.31%	0.25%	-	-	-	-	-	-	-	-	-
Add back: OREO Writedown				0	-	-	-	2.40%	-	-	-	-
Add back: Gain/(loss) on Sale of Star City				0	-	-	-	0.33%	-0.07%	-	(0.00)	-0.04%
Add back: Consulting Fee							-	0.00%	-	3.15%	-	1.05%
Return on average common stockholders' equity, as adjusted (b)/(f)	**18.19%**	**12.09%**	**12.41%**	**13.39%**	**12.83%**	**12.73%**	**13.90%**	**13.98%**	**12.99%**	**13.84%**	**13.19%**	**13.38%**
Return on average tangible common equity, as reported (a)/(g)	19.94%	10.51%	13.08%	13.52%	13.71%	13.57%	14.93%	11.92%	13.82%	11.43%	13.96%	13.08%
Add back: Securities loss/(gain)	-	2.10%	-	(0)	-	-	-0.16%	-	-	-	-	-
Add back: Branch closure expenses	-	0.31%	0.27%	-	-	-	-	-	-	-	-	-
Add back: OREO Writedown	-	-	-	0	-	-	-	2.54%	-	-	-	-
Add back: (Gain)/loss on Sale of Star City	-	-	-	0	-	-	-	0.35%	-0.07%	-	(0.00)	-0.04%
Add back: Consulting Fee							-	-		3.33%	-	1.11%
Return on average tangible common equity, as adj (b)/(g)	**19.94%**	**12.92%**	**13.35%**	**14.25%**	**13.71%**	**13.57%**	**14.77%**	**14.82%**	**13.75%**	**14.76%**	**13.91%**	**14.14%**

30

Non-GAAP Reconciliation, continued

	2022	2023	2024	2025	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	3Q2026
Tangible Book Value per Common Share												
Total common equity, as reported (h)	$ 151,793	$ 161,873	$ 179,295	$ 203,634	$ 183,694	$ 191,147	$ 199,099	$ 203,634	$ 205,261	$ 212,374	$ 213,988	$ 213,988
Less: Goodwill and intangibles	12,433	12,103	11,773	11,444	11,691	11,609	11,526	11,444	11,361	11,279	11,196	11,196
Total tangible common equity (i)	**$ 139,360**	**$ 149,770**	**$ 167,522**	**$ 192,190**	**$ 172,003**	**$ 179,538**	**$ 187,573**	**$ 192,190**	**$ 193,900**	**$ 201,095**	**$ 202,792**	**$ 202,792**
Common shares outstanding - basic (actual) (j)	6,666,428	6,639,888	6,471,096	6,499,476	6,478,634	6,494,611	6,496,908	6,499,476	6,446,717	6,453,836	6,456,055	6,456,055
Tangible book value per basic common share (i)/(j)	**$ 20.90**	**$ 22.56**	**$ 25.89**	**$ 29.57**	**$ 26.55**	**$ 27.64**	**$ 28.87**	**$ 29.57**	**$ 30.08**	**$ 31.16**	**$ 31.41**	**$ 31.41**
Tangible common equity to tangible assets ("TCE Ratio")												
Total assets, as reported (k)	1,848,169	1,905,860	1,973,022	2,087,453	1,979,753	2,007,471	2,023,974	2,087,453	2,039,010	2,082,092	2,098,046	2,098,046
Less: Goodwill	12,433	12,103	11,773	11,444	11,691	11,609	11,526	11,444	11,361	11,279	11,196	11,196
Total tangible assets (l)	$ 1,835,736	$ 1,893,757	$ 1,961,249	$ 2,076,009	$ 1,968,062	$ 1,995,862	$ 2,012,448	$ 2,076,009	$ 2,027,649	$ 2,070,813	$ 2,086,850	$ 2,086,850
Tangible common equity to tangible assets (k)/(l)	**7.59%**	**7.91%**	**8.54%**	**9.26%**	**8.74%**	**9.00%**	**9.32%**	**9.26%**	**9.56%**	**9.71%**	**9.72%**	**9.72%**
Net interest margin (tax equivalent)												
Net interest income	$ 57,631	$ 56,869	$ 59,981	$ 68,113	$ 16,017	$ 16,707	$ 17,403	$ 17,986	$ 18,074	$ 18,586	$ 19,615	$ 56,275
Tax equivalent adjustment	940	629	227	218	49	54	57	58	58	80	83	221
Tax equivalent net interest income (m)	$ 58,571	$ 57,498	$ 60,208	$ 68,331	$ 16,066	$ 16,761	$ 17,460	$ 18,044	$ 18,132	$ 18,666	$ 19,698	$ 56,496
Average earning assets (n)	$ 1,647,151	$ 1,766,240	$ 1,782,241	$ 1,862,391	$ 1,829,989	$ 1,841,112	$ 1,876,730	$ 1,907,725	$ 1,918,961	$ 1,879,978	$ 1,930,634	$ 1,916,395
Net interest margin (tax equivalent) (m)/(n)	**3.56%**	**3.26%**	**3.38%**	**3.67%**	**3.56%**	**3.65%**	**3.69%**	**3.75%**	**3.83%**	**3.98%**	**4.05%**	**3.94%**
Efficiency Ratio												
Noninterest expense, as reported	$ 43,145	$ 50,244	$ 49,642	$ 53,404	$ 12,577	$ 12,976	$ 12,986	$ 14,865	$ 13,692	$ 15,765	$ 13,815	$ 43,272
Less: Branch closure expenses	-	623	562	-	-	-	-	-	-			-
Less: OREO Writedown	-	-	-	(1,598)	-	-	37	(1,635)	-			-
Less: Consulting Fee										(2,179)		(2,179)
Noninterest expense, adjusted (o)	43,145	49,621	49,080	51,806	12,577	12,976	13,023	13,230	13,692	13,586	13,815	41,093
Net interest income	$ 57,631	$ 56,868	$ 59,981	$ 68,113	$ 16,017	$ 16,707	$ 17,404	$ 17,985	$ 18,074	$ 18,586	$ 19,615	$ 56,275
Noninterest income	17,906	14,471	19,827	20,567	4,914	5,087	5,335	5,231	5,340	5,358	5,606	16,304
Less: Securities loss/(gain)		(4,214)	-	(97)	-	-	(97)	-	-	-		-
Less: Sale of Star City				229				229	(46)	-	(32)	(78)
Tax equivalent adjustment	940	629	227	218	49	54	57	58	58	80	83	221
Total tax equivalent revenue (p)	$ 76,477	$ 76,182	$ 80,035	$ 89,030	$ 20,980	$ 21,848	$ 22,699	$ 23,503	$ 23,426	$ 24,024	$ 25,272	$ 72,722
Efficiency ratio, as adjusted (o)/(p)	**56.41%**	**65.12%**	**61.31%**	**58.19%**	**59.95%**	**59.39%**	**57.37%**	**56.29%**	**58.45%**	**56.55%**	**54.67%**	**56.51%**

31